Exhibit 99.1

Restatement of Financial  Information  relating to EITF 01-09,  "Accounting  for
Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Products."

                                                       QUARTER ENDED                           YEAR ENDED
                              ------------------------------------------------------------    ------------
                                MARCH 31,       JUNE 30,      SEPTEMBER 30,   DECEMBER 31,    DECEMBER 31,
(unaudited)                       2001            2001            2001            2001            2001
                              ------------    ------------    ------------    ------------    ------------
Net revenues                  $ 13,266,884    $ 14,482,055    $ 13,870,955    $ 12,284,922    $ 53,904,816

Cost of revenues                10,394,415      11,361,325      11,093,426      10,109,656      42,958,822
                              ------------    ------------    ------------    ------------    ------------

Gross profit                     2,872,469       3,120,730       2,777,529       2,175,266      10,945,994

Selling, general and
administrative expenses          2,204,134       2,417,573       2,355,452       1,839,468       8,816,627
                              ------------    ------------    ------------    ------------    ------------

Operating income                   668,335         703,157         422,077         335,798       2,129,367


Other income, net                   12,612          (6,873)             --          (1,725)          4,014
Interest expense, net             (296,205)       (275,950)       (252,076)       (220,886)     (1,045,117)
                              ------------    ------------    ------------    ------------    ------------

Income before income tax
provision                          384,742         420,334         170,001         113,187       1,088,264

Income tax provision               (16,000)        (16,000)         (9,050)         (1,950)        (43,000)
                              ------------    ------------    ------------    ------------    ------------

Net income                    $    368,742    $    404,334    $    160,951    $    111,237    $  1,045,264
                              ============    ============    ============    ============    ============

Earnings per common share:
Basic                         $       0.02    $       0.03    $       0.01    $       0.01    $       0.07
                              ============    ============    ============    ============    ============
Diluted                       $       0.02    $       0.02    $       0.01    $       0.01    $       0.06
                              ============    ============    ============    ============    ============

Weighted average number
of common shares:
Basic                           14,999,765      15,046,655      15,042,765      15,111,704      15,050,509
                              ============    ============    ============    ============    ============
Diluted                         16,965,390      17,708,387      17,920,140      17,107,814      17,198,648
                              ============    ============    ============    ============    ============

The Company has adopted the provisions of the EITF Issue No. 01-09 effective January 1, 2002 and as a result, costs previously classified as a selling, general and administrative expense have been reclassified and reflected as reductions in Net Revenues. The Company has also reclassified amounts in prior periods in order to conform to the revised presentation of these costs.

                                                QUARTER ENDED                             YEAR ENDED
                         ------------------------------------------------------------    ------------
                           MARCH 31,       JUNE 30,      SEPTEMBER 31,   DECEMBER 31,    DECEMBER 31,
                             2001            2001            2001            2001            2001
                         ------------    ------------    ------------    ------------    ------------
NET REVENUES
  As reported            $ 14,159,187    $ 15,707,746    $ 14,684,558    $ 13,114,397    $ 57,665,888
  Amounts reclassified       (892,303)     (1,225,691)       (813,603)       (829,475)     (3,761,072)
                         ------------    ------------    ------------    ------------    ------------
  New Basis              $ 13,266,884    $ 14,482,055    $ 13,870,955    $ 12,284,922    $ 53,904,816
                         ============    ============    ============    ============    ============

                                                QUARTER ENDED                             YEAR ENDED
                         ------------------------------------------------------------    ------------
                           MARCH 31,       JUNE 30,      SEPTEMBER 31,   DECEMBER 31,    DECEMBER 31,
                             2001            2001            2001            2001            2001
                         ------------    ------------    ------------    ------------    ------------
SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES
  As reported            $  3,096,437    $  3,643,264    $  3,169,055    $  2,668,943    $ 12,577,699
  Amounts reclassified       (892,303)     (1,225,691)       (813,603)       (829,475)     (3,761,072)
                         ------------    ------------    ------------    ------------    ------------
  New Basis              $  2,204,134    $  2,417,573    $  2,355,452    $  1,839,468    $  8,816,627
                         ============    ============    ============    ============    ============